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                EXHIBIT 10.22 -- AGREEMENT WITH ITXC CORPORATION
                           ITXC.NET SERVICES AGREEMENT
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                         ITXC.NET(SM) SERVICES AGREEMENT

      THIS ITXC.NET(SM) SERVICES AGREEMENT ("Agreement") is made and entered into as of this 20th day of February 2003 ("Effective Date"), by and between ITXC CORP., a Delaware corporation, with a principal office at 750 College Road East, Princeton, New Jersey 08540 ("ITXC") and Swiftnet Ltd. ("Company"), a UK corporation with a principal office at Britannia House 960 High Road London, England N129RY (each a "Party" and jointly, the "Parties").

      The Parties wish to provide to and purchase from each other certain internet Telephony and other services utilizing the Internet under the following terms and conditions:

1. SERVICES TO BE PROVIDED; RATES

Each Party agrees to provide to and purchase from the other party, the service(s) ("Services") described in any Services Addenda referencing this Agreement and incorporated by reference to this Agreement.

2. TECHNICAL AND OPERATIONAL MATTERS.

2.1 Each party shall have English-speaking technical support staff on duty 24 hours a day, 7 days a week.

2.2 Company shall adhere to all reasonable security and other procedures contained in this Agreement, the ITXC documentation or any materials otherwise provided by ITXC. ITXC shall notify Company of any changes to the ITXC documentation, and Company shall have 30 days after receipt of such notice to comply with the changes to the ITXC Documentation or sooner, if ITXC reasonably determines that the security of ITXC.net(SM) is at risk. ITXC may immediately suspend Services if Company fails to comply with the procedures set forth in
Section 2 or in the Services Addendum.

2.3 If, by mutual agreement of the Parties, ITXC dispatches an agent (or agents) to a particular location to assist Company in the deployment of the Services, which assistance may include, but need not be limited to, technical support, and upon such agent's (or agents') arrival at such location, the agent (or agents') cannot provide the assistance for any reason other than a failure to perform by ITXC, including, but in no way limited to, Company's failure to provide bandwidth, utilities, additional equipment, or facilities in operable condition, then Company will pay ITXC an assistance fee (the "Assistance Fee") of $1,000 per agent per day that such agent remains at the location and cannot provide the assistance. If an Assistance Fee is warranted, it will be assessed, at ITXC's option, in one of two ways; (a) by ITXC adding it to any amount due to ITXC from Company, or (b) by ITXC deducting it from any amount due to Company from ITXC.

3. TERM; TERMINATION AND EQUIPMENT.

3.1 This Agreement is effective for initial term of one year from the Effective Date. Thereafter, the term of this Agreement shall automatically renew for successive 90 day terms unless (i) a Party gives written notice of nonrenewal to the other Party at least 30 days prior to the expiration of the then current term or (ii) the Agreement has terminated in accordance with its terms.

3.2 Either Party may terminate this Agreement at any time upon 60 days prior written notice to the other Party.

3.3 Either Party may suspend service, reduce service or terminate this Agreement immediately, without any further liability to the other Party, if (a) such Party fails to (i) pay any amount due under this Agreement within 10 days of the due date of such amount; or (ii) perform any other obligation under this Agreement, and such failure continues uncured for a period of 30 days after the date of written notice identifying the breach to the non-performing Party; or (b) any insolvency, bankruptcy, assignment for the benefit of creditors, appointment of a trustee or receiver or similar event with respect to such Party has occurred; or (c) if there is a material change in a Party's financial condition which would represent a material financial risk to the other Party; or (d) if either Party reasonably determines that the security of their respective equipment, network and/or services is at risk to interruptions, damage and/or fraud; or (e) if Services provided pursuant to this Agreement become subject to government or other regulation and such regulation materially affects provisions of this Agreement or the ability of a Party to perform its obligations hereunder.

3.4 Each Party's obligation to make payments for charges incurred prior to the suspension or termination of this Agreement shall survive such suspension or termination.

3.5 In the event that a Party is in default under this Agreement, and upon the non-defaulting Party's oral or written request, the defaulting Party shall, at its expense, immediately return any equipment owned or supplied by the non-defaulting Party's request, the defaulting Party shall allow the non-defaulting Party or its agent to physically inspect and/or physically remove the equipment. Any party holding a security interest in any equipment shall have the same right of access to the equipment.

3.6 In the event that this Agreement is terminated, each Party shall, at its own expense, immediately return any equipment owned or supplied by the other Party. Upon request, the Party in possession of the equipment shall allow the Party or its agent in physically inspect and/or physically remove the equipment. Any party holding a security interest in any equipment shall have the same right of access to the equipments.

ITXC CONFIDENTIAL AND PROPRIETARY - DO NOT DISTRIBUTE
                                               INITIALS:  ITXC ____ COMPANY ____
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4. LIMITATION OF LIABILITY AND NO WARRANTY.

4.1 a. With the exception of payment obligations, the entire liability of either Party for any and all claims, losses or damages arising out of furnishing Services or for any other reason, including omissions, interruptions, delays, or errors, or other defects, or use of these Services or arising out of the failure to furnish the Services, shall be limited to the value of Services that are actually lost. Neither Party shall be liable to the other Party for any indirect, incidental, special, consequential, exemplary, punitive or other damages as a result of such Party's or its agent's service, equipment or facilities, or the acts or omissions or negligence of either such Party's employees or agents.

      b. ITXC shall not be liable for any (i) act or omission of any entity furnishing to ITXC or to Company's facilities, equipment or services used in connection with the ITXC.net(SM), (ii) damages or losses due to the fault or negligence of Company or due to the failure or malfunction of Company provided equipment, software, hardware or facilities, (iii) lack of availability or performance of any telecommunications systems, facilities or services under the control of other entities, or for other facilities provided by other entities used for service to Company, or (iv) claims involving: (A) breach of the privacy or security of communications transmitted over ITXC.net(SM); (B) any representations made by ITXC employees that are inconsistent with the provisions of this Agreement; or (C) any noncompletion of calls due to network busy conditions or any other cause.

      c. Except for sums due under this Agreement, each Party shall be deemed conclusively to have waived any claim unless it makes such claim in writing to the other Party within 90 days after the date the Party knew or reasonably should have known of the occurrence that gave rise to the claim.

4.2 EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT, THE PARTIES MAKE NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, IN CONNECTION WITH THE SERVICES, ITXC.NET(SM) OR OTHER PRODUCTS OR SERVICES RENDERED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR WARRANTIES ARISING FROM A COURSE OF PERFORMANCE, COURSE OR DEALING OR TRADE USAGE.

4.3 THE PARTIES SPECIFICALLY MAKE NO WARRANTY WITH RESPECT TO SOFTWARE, TECHNOLOGY OR EQUIPMENT (COLLECTIVELY, "TECHNOLOGY") PROVIDED OR USED HEREUNDER BY EITHER PARTY AND DO NOT WARRANT THAT THE TECHNOLOGY PROVIDED TO THE OTHER OR USED HEREUNDER IS FREE FROM ERROR, SHALL OPERATE WITHOUT INTERRUPTION OR PROVIDE SECURE OPERATIONS. NEITHER ITXC NOR THE OWNER OF ANY TECHNOLOGY USED BY OR LICENSED TO ITXC SHALL BE RESPONSIBLE FOR THE UNINTENDED DELAY OR FAILURE OF ANY SERVICE CAUSED BY THE FAILURE OR DELAY OF TECHNOLOGY PROVIDED BY ANY THIRD PARTY.

5. Notices. All notices, requests, consents and other communications hereunder except for rate changes which are specifically addressed in the addenda, shall be in writing and shall be deemed effectively given and received upon delivery in person, or one business day after delivery by an internationally-recognized overnight courier service, if sent for next business day delivery, or by facsimile transmission with sender's transmission receipt, or five (5) business days after deposit via certified or registered mail, return receipt requested, in each case addressed as follows:

FOR NOTIFYING ITXC OF CHANGES TO RATES, DIAL PLANS, OR CODES:
ITXC Corp.
Attn.:  Telecom Rate Administrator
750 College Road East
Princeton, NJ 08540
Phone: +1 (609) 750-3499
Fax #1: +1 (609) 419-1520
E-mail: rateadmin@itxc.com

FOR ALL OTHER PRICING-RELATED INQUIRIES:
ITXC Corp.
Attn.:  Pricing Manager
750 College Road East
Princeton, NJ 08540
Phone: +1 (609) 419-1500
Fax #1: +1 (609) 419-1511
Email: pricing.manager@itxc.com

                         FOR BILLING-RELATED INQUIRIES;
ITXC Corp.
Attn.: Comptroller
750 College Road East
Princeton, NJ 08540
Phone: +1 (609) 419-1500
Fax #1: +1 (609) 419-1511
Email: comptroller@itxc.com

FOR ALL OTHER INQUIRIES:
ITXC Corp.
Attn.: General Counsel
750 College Road East
Princeton, NJ 08540
Phone: +1 (609) 419-1500
Fax #1: +1 (609) 750-3458
Email: legal@itxc.com


ITXC CONFIDENTIAL AND PROPRIETARY - DO NOT DISTRIBUTE
                                               INITIALS:  ITXC ____ COMPANY ____

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SWIFTNET LTD.:
Attn Abrham Keinan
Britannia House 960 High Road
London, N129RY
Phone: 011 44 20 8446 9494
Fax: 011 44 8446 7010
Email: a.keinan@swiftnet.co.uk

BILLING CONTACT:
Attn: Same as above

RATE CHANGE CONTACT FOR TERMINATION:
Attn:  Same as above

RATE CHANGE CONTACT FOR ORIGINATION:
Attn:  Same as above

6. FRAUD; MISTAKE. If Company suspects or reasonably should have suspected any mistake and/or fraudulent activity related to the subject matter of this Agreement, including, without limitation, stolen calling card or subscriber identification numbers, personal identification numbers and passwords, Company shall provide ITXC immediate written notification of such mistake and/or fraudulent activity pursuant to the notice provision of this Agreement and shall remain responsible for all costs and expenses incurred between such time as Company knew or reasonably should have known of such mistake and/or fraudulent activity and the actual delivery of such notice to ITXC.

7. NON-EXCLUSIVE. Company agrees that its rights to use Services and ITXC.net(SM) are non-exclusive and that ITXC shall enter into agreements with other parties to provide Services, purchase any services or use ITXC.net(SM).

8. FORCE MAJEURE. If the performance of this Agreement is interfered with by reason of any circumstances beyond the reasonable control of either Party, such as war, riot or act of God, of a Party and such Party has exercised ordinary care in the prevention thereof, then the Party affected shall be excused from such performance of this Agreement is interfered with due to a Force Majeure for greater than fourteen (14) days, either Party may terminate this Agreement by providing five (5) days written notice.

9. NON-WAIVER. The failure or delay in enforcing any provision hereof by either Party shall in no way be construed to be a waiver of such provision nor shall such action be deemed a waiver of any other right available at law or in equity.

10. INTELLECTUAL PROPERTY. Any inventions developed by a Party during the term of this Agreement shall be the property of that Party.

11. BRANDING; PUBLICITY. This Agreement is not a license for Company to sell or offer for sale goods or services under a trademark or service mark of ITXC. Additionally, all use of any marks which are the property of ITXC shall be for the benefit of ITXC. Neither Party shall use the other Party's trademarks either in connection with the Services or otherwise without the prior written consent of the other Party. The Parties agree that no public statements or announcements relating to this Agreement, the Services or their relationship shall be made by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, ITXC shall have the right to announce and list Company as a new or existing customer without further consultation once service has commenced and/or upon the execution of this Agreement.

12. ALTERNATIVE DISPUTE RESOLUTION. Notwithstanding anything to the contrary herein, any dispute arising pursuant to or in any way related to this Agreement or the transactions contemplated hereby, which cannot be resolved by negotiation, shall be settled by binding arbitration in London, England, in accordance with the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures [(see www.jamsadr.com)] provided, however, that nothing in this section shall restrict the right of either Party to apply to a court of competent jurisdiction for emergency relief pending final determination of a claim by arbitration in accordance with this section. Each Party shall pay its own expenses associated with such arbitration, except for the costs of the arbiter, which cost shall be borne equally by the Parties. The decision of the arbiter, based upon written findings of fact and conclusions of law, shall be binding upon the Parties, and judgment in accordance with that decision may be entered in any court having jurisdiction thereof. In no event shall the arbiter be authorized to grant any punitive, incidental or consequential damages of any nature or kind whatsoever. The Parties, their representatives, other participants and the arbiter shall hold the existence, content, and result of mediation and arbitration in confidence to the maximum extent permitted by law and all proceedings shall be conducted in English. In no event may either Party withhold payment on any amount unless that amount is disputed in good faith.

13. GOVERNMENT OR OTHER REGULATION. Each Party is independently responsible for ensuring that its activities (including the offering or providing of services or facilities) shall comply with applicable laws and government or other regulation. Each Party shall cooperate with the other in defending any civil, criminal or other claim threatened or brought by any governmental agency or third party.

14. EXPORT RESTRICTIONS. Each Party agrees to comply with all export laws and regulations of the United States or foreign agency or authority, and not to export or allow the export or re-export, directly or indirectly, of any proprietary information or software or any copy or direct product thereof in violation of any such restrictions, laws or regulations, to any destination to which such export or re-export is restricted or prohibited by U.S. or non-U.S. law.

15. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants that it has all requisite


ITXC CONFIDENTIAL AND PROPRIETARY - DO NOT DISTRIBUTE
                                               INITIALS:  ITXC ____ COMPANY ____

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legal power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

16. CONFIDENTIALITY. The definition, specific requirements, care and restrictions regarding all confidential information shall be governed by the Non-Disclosure and Confidentiality Agreement between the Parties, dated February 20, 2003.

17. ASSIGNMENT. The Agreement may not be assigned (nor may duties hereunder be delegated) without the express written consent of the other Party, which consent shall not be unreasonably withheld; provided that either Party may assign this Agreement to any parent, subsidiary or affiliated entity, or any entity which acquires all or substantially all of its assets or business and shall provide the other Party with ten (10) days written notice of such assignment. Any purported assignment not permitted hereunder shall e void.

18. TAXES. Each Party is responsible for complying with and paying all taxes and duties assessed by government and equivalent authorities with jurisdiction over its activities. If applicable, Company agrees that ITXC may adjust the amount due under this Agreement to ensure any applicable taxes are borne by the appropriate Party.

19. APPLICABLE LAW. This Agreement and any action instituted by any Party with respect to matters arising under this Agreement shall be governed by the laws of the U.K., without giving effect to its conflicts of law provisions.

20. RELATIONSHIP OF THE PARTIES. Each Party shall consider itself under this Agreement as an independent contractor and not as an agent, partner, joint venturer, franchise, or employee of the other Party, and shall not bind or attempt to bind the other Party to any contract. Nothing contained in this agreement shall be deemed to form a partnership or joint venture between the Parties.

21. NO THIRD PARTY RIGHTS. This Agreement is not intended ad shall not be construed to create any rights or remedies in any parties other than ITXC and Company, and no person shall assert any rights as a third party beneficiary hereunder.

22. SURVIVAL OF OBLIGATIONS. The rights and obligations of the parties which by their nature would continue beyond the termination or expiration of this Agreement shall survive such termination or expiration.

23. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

24. CONSTRUCTION; INTERPRETATION. The language of all parts of this Agreement shall in all cases be construed simply, as a whole or in accordance with its fair meaning and not strictly for or against either Party. The Parties agree that this Agreement has been negotiated by the Parties in arm's length negotiations, that each Party has been given the opportunity to independently review this Agreement with legal counsel, and that each Party has the requisite experience and sophistication to understand, and agree to the particular provisions hereof.

25. ENTIRE AGREEMENT; AMENDMENTS; SEVERABILITY. This Agreement and all addenda constitute the entire understanding and agreement between the Parties and shall supersede all previous negotiations, commitments, representations and writings, written or oral. Notwithstanding the foregoing, any financial documents and/or representations provided by a Party pertaining to the credit application and/or financial information shall be deemed a part of this Agreement and the disclosing Party shall be responsible for advising the other Party of a material change in the disclosing Party's financial condition. Except where otherwise specifically noted, this Agreement may not be amended or supplemented except by a written agreement signed by a duly authorized representative of each Party. If any term or provision of this Agreement is held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect provided that the essential terms and conditions of this Agreement for both Parties remain valid, binding and enforceable.

26. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement.


ITXC CONFIDENTIAL AND PROPRIETARY - DO NOT DISTRIBUTE
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


By:  ITXC Corp.                          By: Swiftnet Ltd.


---------------------------------------  --------------------------------------
Authorized Signature                     Authorized Signature


---------------------------------------  --------------------------------------
Name and Title                           Name and Title


---------------------------------------  --------------------------------------
Date                                     Date

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                EXHIBIT 10.22 -- AGREEMENT WITH ITXC CORPORATION
                   WWeEXCHANGE ORIGINATION SERVICES ADDENDUM
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

                       WWeEXCHANGE ORIGINATION SERVICES ADDENDUM
                      (to IXTC.net(SM) Services Agreement)


      THIS WWeXCHANGE ORIGINATION SERVICES ADDENDUM ("Addendum") is attached to an made a part of that certain ITXC.net(SM) Services Agreement dated as of February 20, 2003, (the "Agreement") by and between ITXC CORP. ("ITXC") and Swiftnet Ltd. ("Company"). All capitalized terms not defined in this Addendum shall have the meanings assigned to them in the Agreement.

1. DESCRIPTION OF SERVICES TO BE PROVIDED.

1.1 This Addendum will enable Company to provide its Subscribers with the ability to place Internet Telphony calls through the use of the ITXC.net(SM).

1.2 ITXC agrees to provide to Company on a 24-hour a day, 7-day a week basis, the Services described in this Section 1 and Exhibit A attached hereto. Company agrees to purchase such Services on the terms and conditions and at the rates set forth herein and in the Agreement, as the same may be amended from time to time.

1.3 Company shall be responsible for providing all end-user or caller related services to its Subscribers, such as billing, collections and customer care, all in compliance with the ITXC documentation, including but not limited to, confirming the identity of its Subscribers for the use of ITXC.net(SM).

1.4 Company shall independently operate Gateways for use by Company's Subscribers and charge its Subscribers such rates, as Company deems appropriate. Company shall provide origination services and operate and manage its equipment in compliance with the ITXC documentation.

1.5 At all times, Company shall comply with all ITXC operational requirements contained in the Agreement, Addendum or ITXC documentation. In the event that Company cannot comply with the ITXC operational requirements, ITXC may (i) suspend or reduce the Services; or (ii) terminate the Agreement. ITXC shall use commercially reasonable efforts to apply equitably the requirements of the ITXC documentation to all ITXC Affiliates.

2. ROUTING. ITXC shall route or cause Subscribers' Internet Technology to be routed over ITXC.net(SM). ITXC reserves the right to route Internet Telephony using any means of termination, including the use of the PSTN. ITXC reserves the right, and Company shall not attempt to circumvent such right, to prohibit use of the ITXC.net(SM) to serve certain telephone numbers, including premium pay numbers. Company shall provide written notice to ITXC of all gateways anticipated to be eliminated as soon as possible, but not less than sixty (60) days in advance of the elimination of such gateway.

3. RATES AND MINIMUM MONTHLY SERVICE COMMITMENTS.

3.1 Current ITXC prices for WWeXchange Services ("WWeXchange Rates") shall be provided to Company by written notice through facsimile and/or electronic mail. ITXC has sole discretion in setting the WWeXchange Rates. Company agrees to pay ITXC the WWeXchange Rates in effect for the applicable pricing period. ITXC will provide at least seven days prior written notice for price increases. Price decreases may be made immediately upon notice. Company acknowledges that all valid pricing-related information and/or effective WWeXchange Rates from ITXC must come from duly authorized personnel, defined as an "ITXC Pricing Manager" or an Executive Corporate Office of ITXC. All other pricing-related information and/or effective WWeXchange Rates provided by any other ITXC personnel, including without limitation sales personnel, shall be deemed a quotation for discussion and budgetary purposes only. Any price-related information and/or WWeXchange Rates shall not be deemed valid until confirmed by an ITXC Pricing Manager or Executive Corporate Officer of ITXC in writing.

3.2 Company shall meet a minimum monthly commitment of 75,000 minutes of use per month. If Company fails to achieve any of the monthly minimum requirements; Company shall pay to ITXC a monthly service charge in the amount of $1,000. Consecutive failure by Company to meet such commitment may result in the suspension or termination of the Agreement in accordance with Section 3 of the Agreement.

4. DEPOSIT/CREDIT LIMIT.

4.1 INTENTIONALLY LEFT BLANK.

4.2 INTENTIONALLY LEFT BLANK.

4.3 INTENTIONALLY LEFT BLANK.

4.4 ITXC has established a credit limit ("Credit Limit") for Company in the amount of $60,000 and Company agrees not to exceed this Credit Limit. If ITXC reasonably believes that Company will exceed the Credit Limit, ITXC will provide Company with notice that a payment must be made. Company agrees that payment will be sent no later than twenty-four (24) hours after receiving notice and said payment in an amount determined by ITXC to ensure that the Credit Limit will not be exceeded before payment is received on the next invoice. In the event that Company does not remit payment within twenty-four (24) hours, ITXC reserves the right to immediately reduce capacity and/or suspend Service. ITXC reserves the right to


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adjust or suspend the Credit Limit of Company upon notice if it determines that there is a material financial risk to ITXC. In such case, ITXC may (1) adjust the Credit Limit; (2) require a prepayment or reducer check from Company; and/or
(3) modify the billing and payment terms in order to continue Service.

5. CHARGES, BILLING AND PAYMENT.

5.1 Until such time as ITXC and Company enter into an addendum or other agreement whereby Company shall provide Termination Services as well as Origination Services, this Section 5.1 shall control invoicing and payment. ITXC or its agent shall issue an invoice to Company on a weekly basis (the "Weekly Invoice"). All amounts stated on each Weekly Invoice shall be due and payable in full within seven (7) days from the Weekly Invoice date. Company shall not dispute any of the charges contained on the Weekly Invoice unless such dispute is in good faith, is greater than or equal to 10% of the total amount invoiced by ITXC and Company provides written notice to ITXC. Disputed amounts less than 10% shall be disputed by Company as part of the monthly settlement process described herein. At the end of each month, ITXC will provide Company with a net settlement Invoice (the "Net Settlement Invoice") containing for the applicable billing period and for any prior period that appropriate charges were not invoiced (i) the Termination Services Value, if any, (ii) the WWeXchange Services Value, if any and (iii) the Settlement amount. Each invoice shall include the total payment due for Units of Service for the applicable billing period and for any prior period that appropriate charges were not reflected. Once Company has received the monthly Net Settlement Invoice, Company may dispute charges of the Weekly Invoices covered by such Net Settlement Invoice (the "Monthly Settlement Process").

5.2 Unless ITXC receives written notice from Company that the amount on the Net Settlement Invoice does not accurately reflect applicable charges for Services for the period, then Company shall pay the amount shown on the Net Settlement Invoice within 7 days of the date of such statement. Any undisputed payments not made when due are subject to a Late Charge of 1.5% or LIBOR plus 1%, whichever is lower.

5.3 ITXC's records shall be utilized for billing purposes. Company shall provide ITXC written notice in hard copy or electronic format, of any dispute concerning billing within 30 days of the date of the Net Settlement Invoice containing the disputed charges. Company expressly waives any right it may have to dispute the billing or any charges for which written notice has not been provided to ITXC within the 30-day period. In the event that Company disputes billing and withholds payment, ITXC may suspend or reduce services during the pendency of such disputes to prevent Company from accumulating charges and liability during the dispute resolution. All amounts in dispute shall be counted toward Company's use of their Credit Limit. In the event that the dispute is determined to be invalid, then Company shall be subject to a Late Charge of 1.5% or LIBOR plus 1%, whichever is lower.

5.4 Disputed charges shall be resolved between the Parties using commercially reasonable methods consistent with industry practice. If any dispute between the Parties is not resolved within 10 business days after written notice as set forth in Section 5 of the Agreement, and any disputed amount has been withheld pending resolution of such dispute, then the Parties may begin arbitration proceedings under Section 12 of the Agreement. If either Party brings legal action for the recovery of any amounts due from the other Party under the Agreement, the non-prevailing Party shall pay the prevailing Party's reasonable attorneys' fees, collection fees and costs actually incurred by the prevailing Party.

6. FEES. Company shall pay to ITXC the Network Fee in the amount of $5,000 on the date of this Addendum and when requested by ITXC as a reconnection fee described below. Payment of such fee is required before the commencement of joint initial testing or deployment of the Origination Services. If ITXC suspends service to Company as provided herein, then ITXC may reassess the Network Fee as a reconnection fee, which fee is due before any services are resumed.

7. DEFINITIONS.

      "Affiliate" means the Company and shall not be construed as any type of agency, partnership, and/or joint venture with ITXC.

      "Gateway" means the combination of the Equipment used to provide the electronic "bridge" from the PSTN to an IP network and any interactive voice response system and/or prepaid calling system or other method used in conjunction with a gateway to provide a Subscriber access to ITXC.net(SM).

      "Originating Affiliate" means the Company providing services to Subscribers using ITXC.net(SM) and shall not be construed as any type of agency, partnership and/or joint venture with ITXC.

      "Origination Services" means the services provided by an Originating Affiliate to its Subscribers.

      "Secure Location" means a safe access restricted repository, which may include a web-site, secure Internet site, electronic mall or other electronic address to be used by ITXC to provide Confidential Information to Company, including pricing, Coverage Areas, service bulletins or other information of interest.

      "Settlement" means the process of balancing the net payments owed by Company for WWeXchange Service Value, if any, with the net payments owed by ITXC for Termination Services Value, if any. The Settlement amount equal WWeXchange Services Value, if any, minus Termination Services Value, if any.


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      "Settlement Statement" means the billing statement generated by ITXC and/or its agents through application of the billing process.

      "Subscriber" means a customer of Company that uses the ITXC.net(SM).

      "Termination Services" means the use of all necessary Equipment and facilities (including PSTN) to convert Internet telephony on ITXC.net(SM) to PSTN and connect it to a telephone.

      "Termination Services Value" means the total amount charged to ITXC by a terminating affiliate for Units of validly Authenticated and Authorized Termination Services purchased by ITXC from Company in a given billing period pursuant to the Agreement or this Addendum using rates specified in the applicable Affiliate Cost Addendum, the form of which is attached as Exhibit [A].

      "Unit" means any unit of time by which Services are measured. Units for origination shall be billed in increments of one second with a one-second minimum period, except for Internet Telephony calls terminating in Mexico, which shall be billed in 60-second increments with 60-second minimums.

      "WWeXchange Services" means wholesale phone-to-phone internet telephone services over ITXC.net(SM).

      "WWeXchange Services Value" means the total amount charged to Company as an originating affiliate by ITXC for Units of WWeXchange Services used by Company in a given billing period pursuant to the Agreement or this Addendum at the rates specified on the Secure Location.

8. NO MODIFICATION: CONFLICT. Unless expressly modified herein, the Agreement remains unmodified ad in full force and effect. In the event of a conflict between the terms of this Addendum and the Agreement, the terms of this Addendum shall control.

9. ENTIRE AGREEMENT. This Addendum embodies the entire agreement and understanding of the Parties with respect to the supplementing of the Agreement concerning the matters described herein. There are no restrictions, promises, representations, warranties, covenants or undertakings with respect thereto other than those expressly set forth herein.

10. COUNTERPARTS. This Addendum may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Parties have executed this WWeXchange Origination Services Addendum to ITXC.net(SM) Services Agreement as of the date first written above.



By:  ITXC Corp.                         By: Swiftnet Ltd.


--------------------------------------- ----------------------------------------
Authorized Signature                    Authorized Signature


--------------------------------------- ----------------------------------------
Name and Title                          Name and Title


---------------------------------------- ---------------------------------------
Date                                     Date

--------------------------------------------------------------------------------
                 EXHIBIT 10.22--AGREEMENT WITH ITXC CORPORATION
                                 SNARC ADDENDUM
--------------------------------------------------------------------------------

                                 SNARC ADDENDUM
                           ITXC.NET SERVICES AGREEMENT

      THIS ADDENDUM ("Addendum") is attached to and made a part of a certain ITXC.Net Services Agreement entered into on February 20, 2003 by and between ITXC Corp, a Delaware corporation ("ITXC") and Swiftnet Ltd. ("Company"), a ______ corporation, (collectively the "Parties" or individually a "Party"), (Capitalized terms used and not defined shall have the same meanings set forth in the Agreement.)

      1. DEFINED TERMS. Unless the context otherwise requires capitalized terms used and not defined herein shall gave the meanings set forth in the Agreement.

      2. ITXC EQUIPMENT. Upon execution of this Addendum, ITXC at its sole cost, shall purchase and furnish to Company the equipment, it deems at its sole discretion to be reasonably necessary to assist Company in the performance of its obligations hereunder, including, without limitation, IP telephony gateways (collectively, the "ITXC Equipment"), which Equipment includes the items listed on Exhibit C to this Addendum, to be collocated with Company's switch. The items of ITXC Equipment (gateways) in connection with the services to be provided hereunder, shall be determined based upon the projected traffic to be exchanged by the Parties. ITXC reserves the right to increase or decrease the ITXC Equipment in connection with the Services. ITXC shall provide Company with at least 5 days notice if the ITXC Equipment is to be increased and at least 10 days notice if it will be decreased [except where otherwise provided].

      3. SERVICES TO BE PROVIDED. In addition to the Services to be provided under the Agreement, ITXC shall provide remote management, maintenance, operation and support of the ITXC Equipment and any related equipment.

      4. COMPANY SERVICE RESPONSIBILITIES. Company is responsible to provide, at its own cost and expense, the necessary amount of bandwidth, PSTN lines, clear channel IP data lines, hubs, routers, switches, and any additional equipment or facilities as may be required to meet the gateway capacity provided by the ITXC Equipment. ITXC shall provide Company with a written request specifying the amount of bandwidth and lines necessary for the ITXC Equipment. Company further agrees that the ITXC Equipment shall be dedicated to ITXC traffic only and may not be used for any other Company's traffic. In the event of failure by Company to comply with the terms of this provision, it shall be deemed a default of the Agreement, and ITXC may immediately suspend Services or terminate the Agreement.

      5. OWNERSHIP OF EQUIPMENT/FACILITIES.

            (a) Title to the ITXC Equipment shall at all times remain with ITXC. None of the ITXC Equipment shall be, and none shall be deemed to be, property of the Company. Company agrees to execute any documents reasonably requested by ITXC to evidence ITXC's continued ownership of the ITXC Equipment. No portion of the ITXC Equipment, including without limitation, any gateways, lines or related equipment shall be deemed a fixture, notwithstanding any method of affixation to the property, premised or the building or any applicable law or doctrine relating to fixtures.

            (b) Company acknowledges and agrees that ITXC has located the ITXC Equipment in Company's premises solely as an accommodation to Company. Under no circumstances shall Company represent to any person that Company owns, or removes any identifiers of ITXC's ownership on, the ITXC Equipment. Company covenants that it will not assert (i) any ownership interest in the ITXC Equipment, or (ii) any right to own, possess, hold or retain the ITXC Equipment.

            (c) In the event Company shall file, or become the subject of, a petition seeking relief under any applicable bankruptcy laws, Company agrees that it will not assert that the ITXC Equipment is property of Company's estate. Company further agrees that, to the extent that an automatic stay or similar provision is applicable to ITXC or the ITXC Equipment, Company, for itself and its successors and assigns, will not oppose any request by ITXC to obtain relief from such provision, and at ITXC's request, will consent to such relief, in order to permit ITXC to preserve and protect the ITXC Equipment and further to permit ITXC or its agent to remove the ITXC Equipment from Company's premises.



ITXC CONFIDENTIAL AND PROPRIETARY - DO NOT DISTRIBUTE
                                               INITIALS:  ITXC ____ COMPANY ____

            (d) In the event that the ITXC Equipment is damaged, destroyed, rendered inoperable, removed without the express authorization of ITXC and/or returned upon request by ITXC, then Company shall be liable for the replacement cost of the ITXC Equipment and ITXC shall have the right to offset said replacement cost against any amounts owed by ITXC to Company.

            (e) If Company is in default under the Agreement or this Addendum, then in addition to any of the remedies contained in the Agreement, ITXC shall reserve the right to suspend service and remove the ITXC Equipment immediately, without notice or any further liability to Company. Notwithstanding the foregoing, if Company is in default due to any insolvency, bankruptcy assignment for the benefit of creditor, appointment of a trustee or receiver or similar event with respect to the Company, then ITXC shall have the right to remove the ITXC Equipment immediately, without notice to Company, and if necessary ITXC or its vendors may enter the premises, as well as access to any conduits, chaseways or other areas, where such items are located and remove the ITXC Equipment without prior notice to the Company. ITXC shall have no liability to Company for such removal.

      6. COMPANY'S RESPONSIBILITIES WITH RESPECT TO THE ITXC EQUIPMENT.

      Company shall: (a) provide technical personnel within 2 business days of receipt of ITXC Equipment in order to support ITXC in the basic installation procedures required for the ITXC Equipment; (b) operate the ITXC Equipment in strict compliance with ITXC's technical documentation; (c) not alter or modify ITXC Equipment except as specifically prescribed by ITXC; (d) extend a standard of care for the ITXC Equipment no less stringent that the Company uses for its own equipment, but in no event less than a reasonable degree of care; (e) include the ITXC Equipment in any insurance policy against loss, theft or damage that the Company has for its own equipment or facilities and provide ITXC, at ITXC's request, of proof of such insurance; and (f) provide ITXC or its agent with access at all times to any space that ITXC or its agent requires for the maintenance of ITXC's Equipment, facilities and lines or removal of ITXC Equipment. In addition, in the event that the ITXC Equipment is reduced or removed, the Company will use reasonable care and fully cooperate in removal activities, including packing and return shipping of the ITXC Equipment back to the ITXC-designated location.


      7. COMPANY COMPLIANCE FOR CUBA.

      Company acknowledges that Company, its agents and/or through third party agreements are providing their own and/or third party equipment for termination in Cuba and in no case shall ITXC engage in any transaction (including the negotiation of any contract term) related to the exportation to Cuba of any equipment from the United States or from a third country. Company further acknowledges that payments for calls terminating in Cuba shall not exceed existing U.S. guidelines (currently a $0.60 per minute settlement rate, plus a $1.00 surcharge per message for collect calls originating in Cuba), whether payment is made directly to ETECSA or indirectly through a Foreign Service Provider (FSP).

      8. SECURITY.

      INTENTIONALLY LEFT BLANK.

      9. NO MODIFICATION; CONFLICT. Except as specifically modified and amended herein, all terms and conditions of the Agreement are hereby ratified and remain in full force and effect. Company hereby reaffirms all representations, warranties and covenants contained herein. In the event of a conflict between the terms of this Addendum and the Agreement, terms of this Addendum shall control. This Addendum may not be modified except in writing by authorized representatives of the Parties.


ITXC CONFIDENTIAL AND PROPRIETARY - DO NOT DISTRIBUTE
                                               INITIALS:  ITXC ____ COMPANY ____

Updated 6-14-02
Final PDF 2-20-03

      10. ENTIRE AGREEMENT. This Addendum and the Agreement embody the entire agreement and understanding of the Parties with respect to the subject matter covered herein. There are no restriction, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein.

      IN WITNESS WHEREOF, the Parties have executed this Addendum to the ITXC.net Services Agreement as of the day and year written above.

ITXC:                                   Swiftnet Ltd.:
ITXC Corp

By:                                     By: /s/ A. Kelnan
    ---------------------------------       ---------------------------------

Name:                                   Name: A. Kelnan
      -------------------------------         -------------------------------

Title:                                  Title:  MD
       ------------------------------          ------------------------------

--------------------------------------------------------------------------------
                 EXHIBIT 10.22--AGREEMENT WITH ITXC CORPORATION
                                    EXHIBIT B
--------------------------------------------------------------------------------

                                    EXHIBIT B


1. INTENTIONALLY LEFT BLANK.


ITXC CONFIDENTIAL AND PROPRIETARY - DO NOT DISTRIBUTE
                                               INITIALS:  ITXC ____ COMPANY ____

--------------------------------------------------------------------------------
                 EXHIBIT 10.22--AGREEMENT WITH ITXC CORPORATION
                                    EXHIBIT C
--------------------------------------------------------------------------------

                                    EXHIBIT C

                LIST OF ITEMS TO BE INSURED, TOGETHER WITH VALUE


2 Cisco 5350 Gateways - USD 86,000


ITXC CONFIDENTIAL AND PROPRIETARY - DO NOT DISTRIBUTE
                                               INITIALS:  ITXC ____ COMPANY ____

--------------------------------------------------------------------------------
                 EXHIBIT 10.22--AGREEMENT WITH ITXC CORPORATION
                             AFFILIATE COST ADDENDUM
--------------------------------------------------------------------------------

             COUNTRY
               NAME                           ITXC (20/05/04)
                                           STD      ECN        WND

AFGHANISTAN                              14.00     14.00      14.00
AFGHANISTAN MOBILE                       16.80     16.80      16.80
ALBANIA                                   7.77      7.77       7.77
ALBANIA MOBILE                            7.77      7.77       7.77
ALGERIA                                   4.50      4.50       4.50
ALGERIA ALGIERS                           4.50      4.50       4.50
ALGERIA MOBILE                            6.34      6.34       6.34
ANDORRA                                   2.63      2.63       2.63
ANDORRA MOBILE                            9.52      9.52       9.52
ANGOLA                                    7.84      7.84       7.84
ANGOLA MOBILE                             9.90      9.90       9.90
ANGUILLA                                  6.92      6.92       6.92
ANTIGUA & BARBUDA                         7.39      7.39       7.39
ANTIGUA & BARBUDA AUDIOTEXT                NA        NA         NA
ANTIGUA & BARBUDA MOBILE                  7.39      7.39       7.39
ARGENTINA                                 1.21      1.21       1.21
ARGENTINA BUENOS AIRES                    0.45      0.45       0.45
ARGENTINA MOBILE                          5.14      5.14       5.14
ARMENIA                                   3.35      3.35       3.35
ARMENIA MOBILE                            9.94      9.94       9.94
ARMENIA YEREVAN                           2.30      2.30       2.30
ARUBA                                     7.63      7.63       7.63
ASCENSION ISL                            33.62     33.62      33.62
AUSTRALIA                                 0.80      0.80       0.80
AUSTRALIA CANBERRA                        0.80      0.80       0.80
AUSTRALIA MELBOURNE                       0.80      0.80       0.80
AUSTRALIA MOBILE                          8.21      8.21       8.21
AUSTRALIA SYDNEY                          0.80      0.80       0.80
AUSTRIA                                   0.80      0.80       0.80
AUSTRIA BADGASTEIN                        1.57      1.57       1.57
AUSTRIA MOBILE                           10.29     10.29      10.29
AUSTRIA MOBILE CONNECT                   10.29     10.29      10.29
AUSTRIA MOBILE MAX MOBIL                 10.29     10.29      10.29
AUSTRIA MOBILE MOBILKOM                  10.29     10.29      10.29
AUSTRIA MOBILE TELE RING                 10.29     10.29      10.29
AUSTRIA SALZBURG                          0.97      0.97       0.97
AUSTRIA VIENA                             0.97      0.97       0.97
AZERBAIJAN                                7.11      7.11       7.11
AZERBAIJAN MOBILE                         8.68      8.68       8.68
BAHAMAS                                   3.45      3.45       3.45
BAHAMAS MOBILE                            3.45      3.45       3.45
BAHRAIN                                  10.71     10.71      10.71
BAHRAIN MOBILE                           10.71     10.71      10.71
BANGLADESH                                7.02      7.02       7.02
BANGLADESH CHITTAGONG                     3.28      3.28       3.28
BANGLADESH DHAKA                          2.36      2.36       2.36
BANGLADESH MOBILE                         6.20      6.20       6.20

             COUNTRY
               NAME                           ITXC (20/05/04)
                                           STD      ECN        WND

BANGLADESH SYLHET                         4.25      4.25       4.25
BARBADOS                                  7.50      7.50       7.50
BARBADOS MOBILE                           7.50      7.50       7.50
BELARUS                                   9.61      9.61       9.61
BELARUS MINSK                             8.18      8.18       8.18
BELARUS MOBILE                           10.22     10.22      10.22
BELGIUM                                   0.88      0.88       0.88
BELGIUM ANTWERP                           0.88      0.88       0.88
BELGIUM BRUSSELS                          0.88      0.88       0.88
BELGIUM LIEGE                             0.88      0.88       0.88
BELGIUM MOBILE                            9.59      9.59       9.59
BELGIUM MOBILE BELGACOM                   9.59      9.59       9.59
BELGIUM MOBILE KPN ORANGE                 9.59      9.59       9.59
BELGIUM MOBILE MOBISTAR                   9.59      9.59       9.59
BELIZE                                    7.54      7.54       7.54
BELIZE MOBILE                             8.61      8.61       8.61
BENIN                                     6.21      6.21       6.21
BENIN MOBILE                              6.45      6.45       6.45
BERMUDA                                   3.75      3.75       3.75
BHUTAN                                    9.16      9.16       9.16
BOLIVIA                                  11.11     11.11      11.11
BOLIVIA LA PAZ                            2.61      2.61       2.61
BOLIVIA MOBILE                            6.39      6.39       6.39
BOSNIA                                    7.43      7.43       7.43
BOSNIA MOBILE                            11.68     11.68      11.68
BOTSWANA                                  4.90      4.90       4.90
BOTSWANA MOBILE                           5.67      5.67       5.67
BRAZIL                                    2.18      2.18       2.18
BRAZIL BRASILIA                           2.18      2.18       2.18
BRAZIL MOBILE                             6.39      6.39       6.39
BRAZIL RIO DE JANEIRO                     0.89      0.89       0.89
BRAZIL SAO PAULO                          0.73      0.73       0.73
BRUNEI                                    4.37      4.37       4.37
BRUNEI MOBILE                             4.37      4.37       4.37
BULGARIA                                  2.81      2.81       2.81
BULGARIA MOBILE                           9.27      9.27       9.27
BULGARIA SOFIA                            1.75      1.75       1.75
BURKINA FASO                              9.05      9.05       9.05
BURKINA FASO MOBILE                       9.05      9.05       9.05
BURUNDI                                   5.43      5.43       5.43
BURUNDI MOBILE                            5.42      5.42       5.42
CAMBODIA                                  9.69      9.69       9.69
CAMBODIA MOBILE                           9.69      9.69       9.69
CAMBODIA PHNOM PENH                       9.64      9.64       9.64
CAMEROON                                 12.66     12.66      12.66
CAMEROON DUALA                           10.28     10.28      10.28
CAMEROON MOBILE                          10.48     10.48      10.48
CANADA                                    0.51      0.51       0.51
CANADA MONTREAL                           0.51      0.51       0.51
CANADA TORONTO                            0.51      0.51       0.51
CAPE VERDE                               12.29     12.29      12.29
CAPE VERDE MOBILE                        12.29     12.29      12.29

             COUNTRY
               NAME                         ITXC (20/05/04)
                                         STD       ECN        WND

CAYMAN ISL                               5.66      5.66       5.66
CENTRAL AFRICAN REP                     13.24     13.24      13.24
CHAD                                    14.02     14.02      14.02
CHILE                                    0.67      0.67       0.67
CHILE MOBILE                             7.99      7.99       7.99
CHILE SANTIAGO                           0.69      0.69       0.69
CHINA                                    0.73      0.73       0.73
CHINA BEIJING                            0.73      0.73       0.73
CHINA FUZHOU                             0.73      0.73       0.73
CHINA GUANGZHOU                          0.73      0.73       0.73
CHINA MOBILE                             0.73      0.73       0.73
CHINA SHANGHAI                           0.69      0.69       0.69
CHRISTMAS ISL                            8.94      8.94       8.94
COCOS ISL                               18.64     18.64      18.64
COLOMBIA                                 3.36      3.36       3.36
COLOMBIA BOGOTA                          1.80      1.80       1.80
COLOMBIA CALI                            1.70      1.70       1.70
COLOMBIA MOBILE                          3.75      3.75       3.75
COMOROS                                 14.15     14.15      14.15
CONGO                                    8.78      8.78       8.78
CONGO MOBILE                             8.78      8.78       8.78
COOK ISL                                32.23     32.23      32.23
COOK ISL AUDIOTEXT                         NA        NA         NA
COSTA RICA                               2.35      2.35       2.35
COSTA RICA MOBILE                        3.05      3.05       3.05
CROATIA                                  2.38      2.38       2.38
CROATIA MOBILE                          11.03     11.03      11.03
CUBA                                    31.76     31.76      31.76
CUBA MOBILE                             35.14     35.14      35.14
CYPRUS                                   2.41      2.41       2.41
CYPRUS MOBILE                            3.13      3.13       3.13
CZECH REP                                 0.9      0.9        0.9
CZECH REP MOBILE                         7.85      7.85       7.85
CZECH REP PRAGUE                         0.90      0.90       0.90
DENMARK                                  0.91      0.91       0.91
DENMARK COPENHAGEN                       0.89      0.89       0.89
DENMARK MOBILE                           8.86      8.86       8.86
DIEGO GARCIA                           127.92    127.92     127.92
DIEGO GARCIA AUDIOTEXT                     NA        NA         NA
DJIBOUTI                                14.98     14.98      14.98
DJIBOUTI MOBILE                         14.98     14.98      14.98
DOMINICA                                 6.88      6.88       6.88
DOMINICA MOBILE                          9.09      9.09       9.09
DOMINICAN REP MOBILE                     5.90      5.90       5.90
DOMINICAN REP.                           2.83      2.83       2.83
EAST TIMOR                              89.54     89.54      89.54
ECUADOR                                  6.37      6.37       6.37
ECUADOR MOBILE                           5.45      5.45       5.45
ECUADOR QUITO                            6.65      6.65       6.65
EGYPT                                    6.88      6.88       6.88
EGYPT CAIRO                              7.48      7.48       7.48
EGYPT MOBILE                             5.67      5.67       5.67

             COUNTRY
               NAME                             ITXC (20/05/04)
                                        STD           ECN           WND

EL SALVADOR                             4.54          4.54          4.54
EL SALVADOR MOBILE                      5.47          5.47          5.47
EMSAT                                     NA            NA            NA
EQUATORIAL GUINEA                      14.54         14.54         14.54
ERITREA                                13.25         13.25         13.25
ESTONIA                                 1.74          1.74          1.74
ESTONIA MOBILE                         10.70         10.70         10.70
ETHIOPIA                               14.99         14.99         14.99
ETHIOPIA ADDIS ABABA                   14.99         14.99         14.99
ETHIOPIA MOBILE                        15.66         15.66         15.66
FALKLAND ISL                           29.96         29.96         29.96
FAROE ISL                               7.63          7.63          7.63
FIJI                                   15.50         15.50         15.50
FIJI AUDIOTEXT                            NA            NA            NA
FIJI MOBILE                            11.15         11.15         11.15
FINLAND                                 1.94          1.94          1.94
FINLAND HELSINKI                        1.94          1.94          1.94
FINLAND MOBILE                          7.24          7.24          7.24
FRANCE                                  1.12          1.12          1.12
FRANCE BOUYGUES MOBILE                  7.86          7.86          7.86
FRANCE MOBILE                           7.86          7.86          7.86
FRANCE ORANGE MOBILE                    7.86          7.86          7.86
FRANCE PARIS                            1.12          1.12          1.12
FRANCE SFR MOBILE                       7.86          7.86          7.86
FRENCH GUIANA                          10.81         10.81         10.81
FRENCH GUIANA MOBILE                   10.81         10.81         10.81
FRENCH POLYNESIA                       11.87         11.87         11.87
GABON                                   6.51          6.51          6.51
GABON MOBILE                            6.51          6.51          6.51
GAMBIA                                  8.50          8.50          8.50
GAMBIA MOBILE                           8.70          8.70          8.70
GEORGIA                                 2.66          2.66          2.66
GEORGIA MOBILE                          5.92          5.92          5.92
GEORGIA TBILISI                         2.66          2.66          2.66
GERMANY                                 0.77          0.77          0.77
GERMANY BERLIN                          0.77          0.77          0.77
GERMANY DUSSELDORF                      0.77          0.77          0.77
GERMANY FRANKFURT                       0.77          0.77          0.77
GERMANY HAMBURG                         0.77          0.77          0.77
GERMANY MOBILE                         10.60         10.60         10.60
GERMANY MOBILE D1 NETZ MOBILFUNK       10.60         10.60         10.60
GERMANY MOBILE D2 NETZ MOBILFUNK       10.60         10.60         10.60
GERMANY MOBILE E PLUS MOBILFUNK        10.60         10.60         10.60
GERMANY MOBILE E2 NETZ MOBILFUNK       10.60         10.60         10.60
GERMANY MUNICH                          0.77          0.77          0.77
GERMANY STUTTGART                       0.77          0.77          0.77
GHANA                                   4.75          4.75          4.75
GHANA ACCRA                             3.80          3.80          3.80
GHANA MOBILE                            6.97          6.97          6.97
GIBRALTAR                               8.13          8.13          8.13
GIBRALTAR MOBILE                        8.13          8.13          8.13
GREECE                                  2.19          2.19          2.19

             COUNTRY
               NAME                            ITXC (20/05/04)
                                           STD      ECN        WND

GREECE ATHENS                             1.60      1.60       1.60
GREECE MOBILE                             7.61      7.61       7.61
GREENLAND                                29.45     29.45      29.45
GREENLAND MOBILE                         29.45     29.45      29.45
GRENADA                                   7.33      7.33       7.33
GUADELOUPE                               12.46     12.46      12.46
GUADELOUPE MOBILE                        12.46     12.46      12.46
GUAM                                      3.95      3.95       3.95
GUANTANAMO                               35.54     35.54      35.54
GUATEMALA                                 5.09      5.09       5.09
GUATEMALA MOBILE                          6.05      6.05       6.05
GUINEA                                    6.36      6.36       6.36
GUINEA BISSAU                            25.22     25.22      25.22
GUINEA MOBILE                             6.17      6.17       6.17
GUYANA                                   12.35     12.35      12.35
GUYANA MOBILE                            12.35     12.35      12.35
HAITI                                     5.04      5.04       5.04
HAITI MOBILE                              9.84      9.84       9.84
HAITI PORT-AU-PRINCE                      5.81      5.81       5.81
HAITI SPECIAL SERVICES                   11.68     11.68      11.68
HONDURAS                                 12.96     12.96      12.96
HONDURAS MOBILE                          12.91     12.91      12.91
HONG KONG                                 0.61      0.61       0.61
HONG KONG MOBILE                          0.61      0.61       0.61
HUNGARY                                   1.35      1.35       1.35
HUNGARY BUDAPEST                          1.23      1.23       1.23
HUNGARY MOBILE                            3.92      3.92       3.92
ICELAND                                   3.14      3.14       3.14
ICELAND MOBILE                           11.20     11.20      11.20
INDIA                                     6.50      6.50       6.50
INDIA AHMEDABAD                           4.34      4.34       4.34
INDIA BANGALOR                            4.17      4.17       4.17
INDIA BOMBAY                              5.28      5.28       5.28
INDIA CALCUTTA                            6.35      6.35       6.35
INDIA HYDRABAD                            3.01      3.01       3.01
INDIA MADRAS                              3.36      3.36       3.36
INDIA MOBILE                              6.35      6.35       6.35
INDIA NEW DELHI                           4.57      4.57       4.57
INDONESIA                                 4.25      4.25       4.25
INDONESIA JAKARTA                         1.58      1.58       1.58
INDONESIA MOBILE                          6.01      6.01       6.01
INMARSAT - B-SAT HSD DUPLEX - AOR           NA        NA         NA
INMARSAT - B-SAT HSD DUPLEX - IOR           NA        NA         NA
INMARSAT - B-SAT HSD DUPLEX - POR           NA        NA         NA
INMARSAT - B-SAT HSD DUPLEX - SNAC          NA        NA         NA
INMARSAT - M4 HSD PSTN/ISDN - AOR           NA        NA         NA
INMARSAT - M4 HSD PSTN/ISDN - IOR           NA        NA         NA
INMARSAT - M4 HSD PSTN/ISDN - POR           NA        NA         NA
INMARSAT - M4 HSD PSTN/ISDN - SNAC          NA        NA         NA
INMARSAT - M4 VOICE - AOR                   NA        NA         NA
INMARSAT - M4 VOICE - IOR                   NA        NA         NA
INMARSAT - M4 VOICE - POR                   NA        NA         NA

             COUNTRY
               NAME                           ITXC (20/05/04)
                                           STD      ECN        WND

INMARSAT - M4 VOICE - SNAC               336.63    336.63     336.63
INMARSAT - MOBIQ - SNAC                      NA        NA         NA
INMARSAT-ATLANTIC EAST-A                 336.63    336.63     336.63
INMARSAT-ATLANTIC EAST-B                 336.63    336.63     336.63
INMARSAT-ATLANTIC EAST-M                 336.63    336.63     336.63
INMARSAT-ATLANTIC EAST-MINI                  NA        NA         NA
INMARSAT-ATLANTIC WEST-A                 282.77    282.77     282.77
INMARSAT-ATLANTIC WEST-B                 282.77    282.77     282.77
INMARSAT-ATLANTIC WEST-M                 282.77    282.77     282.77
INMARSAT-ATLANTIC WEST-MINI                  NA        NA         NA
INMARSAT-INDIAN-A                        262.57    262.57     262.57
INMARSAT-INDIAN-B                        262.57    262.57     262.57
INMARSAT-INDIAN-M                        262.57    262.57     262.57
INMARSAT-INDIAN-MINI                         NA        NA         NA
INMARSAT-PACIFIC-A                           NA        NA         NA
INMARSAT-PACIFIC-B                           NA        NA         NA
INMARSAT-PACIFIC-M                           NA        NA         NA
INMARSAT-PACIFIC-MINI                        NA        NA         NA
IRAN                                       3.78      3.78       3.78
IRAN MOBILE                                5.03      5.03       5.03
IRAN TEHRAN                                1.96      1.96       1.96
IRAQ                                      14.00     14.00      14.00
IRELAND                                    0.94      0.94       0.94
IRELAND DUBLIN                             1.01      1.01       1.01
IRELAND MOBILE                             9.16      9.16       9.16
ISRAEL                                     0.90      0.90       0.90
ISRAEL MOBILE                              3.98      3.98       3.98
ISRAEL TEL AVIV                            0.90      0.90       0.90
ITALY                                      1.00      1.00       1.00
ITALY MILANO                               1.00      1.00       1.00
ITALY MOBILE                               9.94      9.94       9.94
ITALY MOBILE OMNITEL                       9.94      9.94       9.94
ITALY MOBILE TELECOM ITALIA                8.79      8.79       8.79
ITALY MOBILE WIND                          9.94      9.94       9.94
ITALY ROME                                 1.00      1.00       1.00
IVORY COAST                                7.56      7.56       7.56
IVORY COAST ABIDJAN                        7.56      7.56       7.56
IVORY COAST MOBILE                         9.50      9.50       9.50
JAMAICA                                    3.59      3.59       3.59
JAMAICA MOBILE                             8.40      8.40       8.40
JAPAN                                      1.47      1.47       1.47
JAPAN MOBILE                               6.45      6.45       6.45
JAPAN OSAKA                                1.11      1.11       1.11
JAPAN TOKYO                                1.11      1.11       1.11
JORDAN                                     6.66      6.66       6.66
JORDAN AMMAN                               6.75      6.75       6.75
JORDAN MOBILE                              8.79      8.79       8.79
KAZAKHSTAN                                 5.30      5.30       5.30
KAZAKHSTAN MOBILE                          6.69      6.69       6.69
KENYA                                      9.85      9.85       9.85
KENYA MOBILE                              14.49     14.49      14.49
KENYA MOMBASA                              7.55      7.55       7.55

             COUNTRY
               NAME                             ITXC (20/05/04)
                                        STD             ECN              WND

KENYA NAIROBI                           7.21            7.21            7.21
KIRGHISTAN                              3.51            3.51            3.51
KIRGHISTAN MOBILE                       4.42            4.42            4.42
KIRIBATI                               32.14           32.14           32.14
KIRIBATI AUDIOTEXT                        NA              NA              NA
KIRIBATI MOBILE                        32.14           32.14           32.14
KOREA (SOUTH) MOBILE                    2.90            2.90            2.90
KOREA NORTH                            25.56           25.56           25.56
KOREA SOUTH                             0.92            0.92            0.92
KOREA SOUTH SEOUL                       0.95            0.95            0.95
KUWAIT                                  4.81            4.81            4.81
KUWAIT MOBILE                           4.88            4.88            4.88
LAOS                                    4.19            4.19            4.19
LAOS MOBILE                             4.20            4.20            4.20
LATVIA                                  5.68            5.68            5.68
LATVIA MOBILE                           8.74            8.74            8.74
LEBANON                                 5.00            5.00            5.00
LEBANON BEIRUT                          5.00            5.00            5.00
LEBANON MOBILE                          9.59            9.59            9.59
LESOTHO                                 5.46            5.46            5.46
LESOTHO MOBILE                          6.05            6.05            6.05
LIBERIA                                 8.67            8.67            8.67
LIBERIA MOBILE                          8.67            8.67            8.67
LIBYA                                   5.97            5.97            5.97
LIBYA MOBILE                            5.97            5.97            5.97
LIECHTENSTEIN                           2.33            2.33            2.33
LIECHTENSTEIN MOBILE                    5.47            5.47            5.47
LITHUANIA                               4.33            4.33            4.33
LITHUANIA MOBILE                        7.80            7.80            7.80
LUXEMBOURG                              1.10            1.10            1.10
LUXEMBOURG MOBILE                       7.90            7.90            7.90
MACAO                                   2.21            2.21            2.21
MACAU MOBILE                            2.38            2.38            2.38
MACEDONIA                               8.50            8.50            8.50
MACEDONIA MOBILE                       13.82           13.82           13.82
MADAGASCAR                             14.44           14.44           14.44
MADAGASCAR MOBILE                      18.42           18.42           18.42
MALAWI                                  4.92            4.92            4.92
MALAWI MOBILE                           5.01            5.01            5.01
MALAYSIA                                0.98            0.98            0.98
MALAYSIA KUALA LUMPUR                   1.30            1.30            1.30
MALAYSIA MOBILE                         2.10            2.10            2.10
MALDIVES                               17.13           17.13           17.13
MALDIVES MOBILE                        17.13           17.13           17.13
MALI                                   10.38           10.38           10.38
MALI MOBILE                            10.40           10.40           10.40
MALTA                                   9.10            9.10            9.10
MALTA MOBILE                            9.10            9.10            9.10
MARSHALL ISL                           22.88           22.88           22.88
MARTINIQUE                             11.82           11.82           11.82
MARTINIQUE MOBILE                      11.82           11.82           11.82
MAURITANIA                             12.86           12.86           12.86

             COUNTRY
               NAME                                ITXC (20/05/04)
                                           STD            ECN             WND

MAURITIUS                                  8.26           8.26           8.26
MAURITIUS MOBILE                           8.26           8.26           8.26
MAYOTTE                                   12.44          12.44          12.44
MEXICO                                     3.96           3.96           3.96
MEXICO CITY                                0.72           0.72           0.72
MEXICO MOBILE                              3.92           3.92           3.92
MICRONESIA                                24.23          24.23          24.23
MOLDOVA                                    4.48           4.48           4.48
MOLDOVA AUDIOTEXT                            NA             NA             NA
MOLDOVA MOBILE                             5.30           5.30           5.30
MONACO                                     2.36           2.36           2.36
MONACO MOBILE                              2.76           2.76           2.76
MONGOLIA                                   2.50           2.50           2.50
MONTSERRAT                                13.06          13.06          13.06
MONTSERRAT MOBILE                         13.06          13.06          13.06
MOROCCO                                   12.18          12.18          12.18
MOROCCO CASABLANCA                         8.38           8.38           8.38
MOROCCO MOBILE                            12.72          12.72          12.72
MOROCCO RABAT                             10.83          10.83          10.83
MOZAMBIQUE                                 6.16           6.16           6.16
MOZAMBIQUE MAPUTO                          6.16           6.16           6.16
MOZAMBIQUE MOBILE                          6.16           6.16           6.16
MYANMAR                                   14.93          14.93          14.93
MYANMAR MOBILE                            14.93          14.93          14.93
NAMIBIA                                    5.72           5.72           5.72
NAMIBIA MOBILE                             7.43           7.43           7.43
NAURU                                     41.79          41.79          41.79
NAURU AUDIOTEXT                              NA             NA             NA
NEPAL                                     14.36          14.36          14.36
NEPAL KATHMANDU                            6.67           6.67           6.67
NEPAL MOBILE                              17.69          17.69          17.69
NETHERLANDS                                0.89           0.89           0.89
NETHERLANDS AMSTERDAM                      0.89           0.89           0.89
NETHERLANDS ANTILLES                       5.09           5.09           5.09
NETHERLANDS ANTILLES MOBILE                5.09           5.09           5.09
NETHERLANDS MOBILE                        12.72          12.72          12.72
NETHERLANDS MOBILE KPN                    12.72          12.72          12.72
NETHERLANDS MOBILE LIBERTEL               12.72          12.72          12.72
NETHERLANDS ROTTERDAM                      0.89           0.89           0.89
NETHERLANDS THE HAGUE                      0.89           0.89           0.89
NETHERLANDS UTRECHT                        0.89           0.89           0.89
NEW CALEDONIA                             18.63          18.63          18.63
NEW CALEDONIA MOBILE                      18.63          18.63          18.63
NEW ZEALAND                                1.35           1.35           1.35
NEW ZEALAND AUCKLAND                       1.19           1.19           1.19
NEW ZEALAND MOBILE                         9.68           9.68           9.68
NEW ZEALAND WELLINGTON                     1.35           1.35           1.35
NICARAGUA                                  7.68           7.68           7.68
NICARAGUA MOBILE                           7.96           7.96           7.96
NIGER                                      7.91           7.91           7.91
NIGER MOBILE                               7.91           7.91           7.91
NIGERIA                                    4.29           4.29           4.29

             COUNTRY
               NAME                                 ITXC (20/05/04)
                                           STD            ECN            WND

NIGERIA LAGOS                              2.45           2.45           2.45
NIGERIA MOBILE                             9.32           9.32           9.32
NIUE ISL                                  68.38          68.38          68.38
NIUE ISL AUDIOTEXT                           NA             NA             NA
NORFOLK ISL                               28.91          28.91          28.91
NORFOLK ISL AUDIOTEXT                        NA             NA             NA
NORWAY                                     0.80           0.80           0.80
NORWAY MOBILE                              7.57           7.57           7.57
NORWAY MOBILE NETCOM                       7.57           7.57           7.57
NORWAY MOBILE TELENOR                      7.57           7.57           7.57
NORWAY OSLO                                0.80           0.80           0.80
OMAN                                       7.92           7.92           7.92
OMAN MOBILE                                7.92           7.92           7.92
PAKISTAN                                  11.13          11.13          11.13
PAKISTAN ISLAMABAD                        11.25          11.25          11.25
PAKISTAN KARACHI                          10.20          10.20          10.20
PAKISTAN LAHORE                            9.72           9.72           9.72
PAKISTAN MOBILE                           11.25          11.25          11.25
PALAU                                     19.18          19.18          19.18
PALESTINE                                  4.18           4.18           4.18
PALESTINE MOBILE                           4.20           4.20           4.20
PANAMA                                     4.51           4.51           4.51
PANAMA MOBILE                              7.12           7.12           7.12
PANAMA PANAMA CITY                         2.50           2.50           2.50
PAPUA NEW GUINEA                          13.91          13.91          13.91
PAPUA NEW GUINEA AUDIOTEXT                   NA             NA             NA
PAPUA NEW GUINEA MOBILE                   13.59          13.59          13.59
PARAGUAY                                   5.91           5.91           5.91
PARAGUAY ASUNCION                          4.48           4.48           4.48
PARAGUAY MOBILE                           11.00          11.00          11.00
PERU                                       2.78           2.78           2.78
PERU LIMA                                  1.05           1.05           1.05
PERU MOBILE                               10.78          10.78          10.78
PHILIPPINES                                6.63           6.63           6.63
PHILIPPINES MANILA                         6.63           6.63           6.63
PHILIPPINES MOBILE                         8.75           8.75           8.75
PHILIPPINES PAMPANGA                       6.69           6.69           6.69
POLAND                                     0.90           0.90           0.90
POLAND KRAKOW                              0.90           0.90           0.90
POLAND MOBILE                             10.40          10.40          10.40
POLAND WARSAW                              0.85           0.85           0.85
PORTUGAL                                   1.31           1.31           1.31
PORTUGAL AZORES                            1.31           1.31           1.31
PORTUGAL LISBON                            1.31           1.31           1.31
PORTUGAL MADEIRA                           1.31           1.31           1.31
PORTUGAL MOBILE                           10.75          10.75          10.75
PORTUGAL OPORTO                            1.31           1.31           1.31
PUERTO RICO                                1.17           1.17           1.17
QATAR                                     14.98          14.98          14.98
QATAR MOBILE                              14.39          14.39          14.39
REUNION                                   10.93          10.93          10.93
REUNION MOBILE                            10.93          10.93          10.93

             COUNTRY
               NAME                                  ITXC (20/05/04)
                                          STD              ECN            WND

ROMANIA                                   4.33            4.33            4.33
ROMANIA BUCHAREST                         3.32            3.32            3.32
ROMANIA MOBILE                           11.15           11.15           11.15
RUSSIA                                    2.04            2.04            2.04
RUSSIA MOBILE                             1.89            1.89            1.89
RUSSIA MOSCOW                             0.48            0.48            0.48
RUSSIA ST. PETERSBURG                     0.58            0.58            0.58
RWANDA                                    8.82            8.82            8.82
RWANDA MOBILE                             9.81            9.81            9.81
SAMOA AMERICAN                            3.83            3.83            3.83
SAMOA WESTERN                            19.90           19.90           19.90
SAN MARINO                                2.73            2.73            2.73
SAO TOME                                 60.28           60.28           60.28
SAO TOME MOBILE                          60.28           60.28           60.28
SAUDI ARABIA                              9.74            9.74            9.74
SAUDI ARABIA DHAHRAN                      3.59            3.59            3.59
SAUDI ARABIA JEDDHA                       2.67            2.67            2.67
SAUDI ARABIA MOBILE                       9.55            9.55            9.55
SAUDI ARABIA RIYADH                       2.96            2.96            2.96
SENEGAL                                   7.65            7.65            7.65
SENEGAL DAKAR                             7.56            7.56            7.56
SENEGAL MOBILE                            9.19            9.19            9.19
SERBIA BELGRADE                           2.96            2.96            2.96
SERBIA MOBILE                            11.07           11.07           11.07
SEYCHELLES                               15.18           15.18           15.18
SEYCHELLES MOBILE                        15.38           15.38           15.38
SIERRA LEONE                             16.05           16.05           16.05
SIERRA LEONE MOBILE                      11.16           11.16           11.16
SINGAPORE                                 0.64            0.64            0.64
SINGAPORE MOBILE                          0.64            0.64            0.64
SLOVAKIA                                  2.69            2.69            2.69
SLOVAKIA BRATISLAVA                       2.69            2.69            2.69
SLOVAKIA MOBILE                           9.02            9.02            9.02
SLOVENIA                                  2.31            2.31            2.31
SLOVENIA MOBILE                          10.96           10.96           10.96
SOLOMON ISL                              43.30           43.30           43.30
SOLOMON ISL MOBILE                       43.30           43.30           43.30
SOMALIA                                  22.50           22.50           22.50
SOUTH AFRICA                              2.49            2.49            2.49
SOUTH AFRICA CAPETOWN                     2.49            2.49            2.49
SOUTH AFRICA JOHANNESBURG                 2.93            2.93            2.93
SOUTH AFRICA MOBILE                       8.91            8.91            8.91
SPAIN                                     0.81            0.81            0.81
SPAIN BARCELONA                           0.81            0.81            0.81
SPAIN CANARY ISL                          0.81            0.81            0.81
SPAIN MADRID                              1.11            1.11            1.11
SPAIN MOBILE                             10.86           10.86           10.86
SPAIN MOBILE AIRTEL                      10.86           10.86           10.86
SPAIN MOBILE RETEVISION                  10.86           10.86           10.86
SPAIN MOBILE TELEFONICA                  10.86           10.86           10.86
SRI LANKA                                 6.40            6.40            6.40
SRI LANKA MOBILE                          6.85            6.85            6.85

             COUNTRY
               NAME                            ITXC (20/05/04)
                                            STD      ECN        WND

ST HELENA                                 30.00     30.00      30.00
ST KITTS                                  11.29     11.29      11.29
ST LUCIA                                   7.85      7.85       7.85
ST LUCIA MOBILE                            8.14      8.14       8.14
ST PIERRE & MIQUELON                       9.16      9.16       9.16
ST PIERRE & MIQUELON MOBILE                9.16      9.16       9.16
ST VINCENT & GRENADINES                    7.92      7.92       7.92
ST VINCENT & GRENADINES MOBILE             8.75      8.75       8.75
SUDAN                                      8.54      8.54       8.54
SUDAN MOBILE                               9.39      9.39       9.39
SURINAME                                  11.08     11.08      11.08
SURINAME MOBILE                           11.08     11.08      11.08
SWAZILAND                                  6.87      6.87       6.87
SWAZILAND MOBILE                           5.43      5.43       5.43
SWEDEN                                     0.98      0.98       0.98
SWEDEN GOTHENBURG                          0.81      0.81       0.81
SWEDEN MOBILE                              9.76      9.76       9.76
SWEDEN MOBILE COMVIQ                       9.76      9.76       9.76
SWEDEN MOBILE TELIA MOBITEL                9.76      9.76       9.76
SWEDEN MOBILE VODAFONE                     9.76      9.76       9.76
SWEDEN STOCKHOLM                           0.81      0.81       0.81
SWITZERLAND                                0.92      0.92       0.92
SWITZERLAND BERNE                          0.92      0.92       0.92
SWITZERLAND GENEVA                         0.92      0.92       0.92
SWITZERLAND LAUSANNE                       0.92      0.92       0.92
SWITZERLAND MOBILE                        12.08     12.08      12.08
SWITZERLAND ZURICH                         0.92      0.92       0.92
SYRIA                                     14.22     14.22      14.22
SYRIA MOBILE                              13.82     13.82      13.82
TAIWAN                                     0.94      0.94       0.94
TAIWAN MOBILE                              3.34      3.34       3.34
TAIWAN TAIPEI                              1.15      1.15       1.15
TAJIKISTAN                                 9.06      9.06       9.06
TAJIKISTAN MOBILE                          7.64      7.64       7.64
TANZANIA                                  11.27     11.27      11.27
TANZANIA DAR ES SALAAM                     5.35      5.35       5.35
TANZANIA MOBILE                            9.76      9.76       9.76
THAILAND                                   3.99      3.99       3.99
THAILAND BANGKOK                           2.05      2.05       2.05
THAILAND MOBILE                            3.62      3.62       3.62
TOGO                                       8.68      8.68       8.68
TOGO MOBILE                                8.68      8.68       8.68
TONGA                                     27.24     27.24      27.24
TONGA AUDIOTEXT                              NA        NA         NA
TONGA MOBILE                              27.24     27.24      27.24
TRINIDAD & TOBAGO MOBILE                   5.29      5.29       5.29
TRINIDAD&TOBAGO                            5.29      5.29       5.29
TUNISIA                                    9.96      9.96       9.96
TUNISIA MOBILE                            10.61     10.61      10.61
TURKEY                                     6.81      6.81       6.81
TURKEY ANKARA                              5.55      5.55       5.55
TURKEY CYPRUS                              6.81      6.81       6.81

             COUNTRY
               NAME                           ITXC (20/05/04)
                                          STD      ECN        WND

TURKEY CYPRUS MOBILE                      NA        NA         NA
TURKEY ISTANBUL                          3.64      3.64       3.64
TURKEY MOBILE                            8.40      8.40       8.40
TURKMENISTAN                             6.83      6.83       6.83
TURKMENISTAN MOBILE                      6.83      6.83       6.83
TURKS & CAICOS                           9.88      9.88       9.88
TURKS & CAICOS MOBILE                    9.88      9.88       9.88
TUVALU                                  40.61     40.61      40.61
TUVALU AUDIOTEXT                           NA        NA         NA
TUVALU MOBILE                           40.61     40.61      40.61
UAE                                     10.01     10.01      10.01
UAE MOBILE                              10.50     10.50      10.50
UGANDA                                   4.59      4.59       4.59
UGANDA KAMPALA                           4.59      4.59       4.59
UGANDA MOBILE                            5.15      5.15       5.15
UK (01&02)                               0.71      0.71       0.71
UK (020)                                 0.71      0.71       0.71
UK BAND B                                  NA        NA         NA
UK BAND C                                  NA        NA         NA
UK BAND D                                  NA        NA         NA
UK BAND E                                  NA        NA         NA
UK BAND F                                  NA        NA         NA
UK BAND FF0                                NA        NA         NA
UK BAND FF1                                NA        NA         NA
UK BAND FF10                               NA        NA         NA
UK BAND FF11                               NA        NA         NA
UK BAND FF12                               NA        NA         NA
UK BAND FF13                               NA        NA         NA
UK BAND FF14                               NA        NA         NA
UK BAND FF15                               NA        NA         NA
UK BAND FF16                               NA        NA         NA
UK BAND FF17                               NA        NA         NA
UK BAND FF18                               NA        NA         NA
UK BAND FF19                               NA        NA         NA
UK BAND FF20                               NA        NA         NA
UK BAND FF2                                NA        NA         NA
UK BAND FF3                                NA        NA         NA
UK BAND FF6                                NA        NA         NA
UK BAND FF8                                NA        NA         NA
UK BAND FF9                                NA        NA         NA
UK BAND FREE                               NA        NA         NA
UK BAND G1                                 NA        NA         NA
UK BAND G10                                NA        NA         NA
UK BAND G11                                NA        NA         NA
UK BAND G12                                NA        NA         NA
UK BAND G13                                NA        NA         NA
UK BAND G14                                NA        NA         NA
UK BAND G15                                NA        NA         NA
UK BAND G2                                 NA        NA         NA
UK BAND G3                                 NA        NA         NA
UK BAND G4                                 NA        NA         NA
UK BAND G5                                 NA        NA         NA

             COUNTRY
               NAME                       ITXC (20/05/04)
                                      STD      ECN        WND

UK BAND G6                            NA        NA         NA
UK BAND G7                            NA        NA         NA
UK BAND G8                            NA        NA         NA
UK BAND G9                            NA        NA         NA
UK BAND I1                            NA        NA         NA
UK BAND I10                           NA        NA         NA
UK BAND I11                           NA        NA         NA
UK BAND I12                           NA        NA         NA
UK BAND I2                            NA        NA         NA
UK BAND I3                            NA        NA         NA
UK BAND I4                            NA        NA         NA
UK BAND I5                            NA        NA         NA
UK BAND I8                            NA        NA         NA
UK BAND I9                            NA        NA         NA
UK BAND J                             NA        NA         NA
UK BAND K                             NA        NA         NA
UK BAND L                             NA        NA         NA
UK BAND M                             NA        NA         NA
UK BAND MM1                           NA        NA         NA
UK BAND MM2                           NA        NA         NA
UK BAND MM3                           NA        NA         NA
UK BAND N                             NA        NA         NA
UK BAND NATIONAL                      NA        NA         NA
UK BAND P0                            NA        NA         NA
UK BAND P1                            NA        NA         NA
UK BAND P10                           NA        NA         NA
UK BAND P11                           NA        NA         NA
UK BAND P12                           NA        NA         NA
UK BAND P13                           NA        NA         NA
UK BAND P14                           NA        NA         NA
UK BAND P15                           NA        NA         NA
UK BAND P16                           NA        NA         NA
UK BAND P17                           NA        NA         NA
UK BAND P18                           NA        NA         NA
UK BAND P19                           NA        NA         NA
UK BAND P2                            NA        NA         NA
UK BAND P20                           NA        NA         NA
UK BAND P21                           NA        NA         NA
UK BAND P22                           NA        NA         NA
UK BAND P23                           NA        NA         NA
UK BAND P24                           NA        NA         NA
UK BAND P25                           NA        NA         NA
UK BAND P26                           NA        NA         NA
UK BAND P27                           NA        NA         NA
UK BAND P28                           NA        NA         NA
UK BAND P3                            NA        NA         NA
UK BAND P4                            NA        NA         NA
UK BAND P5                            NA        NA         NA
UK BAND P6                            NA        NA         NA
UK BAND P7                            NA        NA         NA
UK BAND P8                            NA        NA         NA
UK BAND P9                            NA        NA         NA

             COUNTRY
               NAME                                 ITXC (20/05/04)
                                          STD            ECN             WND

UK BAND PN1                                NA              NA              NA
UK BAND PN2                                NA              NA              NA
UK BAND PN3                                NA              NA              NA
UK BAND PN4                                NA              NA              NA
UK BAND R                                  NA              NA              NA
UK BAND S                                  NA              NA              NA
UK MOBILE DOLPHIN                          NA              NA              NA
UK MOBILE O2                             8.56            8.56            8.56
UK MOBILE ORANGE                         8.56            8.56            8.56
UK MOBILE T-MOBILE                       8.56            8.56            8.56
UK MOBILE VODAFONE                       8.56            8.56            8.56
UKRAINE                                  4.89            4.89            4.89
UKRAINE KIEV                             3.79            3.79            3.79
UKRAINE MOBILE                           5.32            5.32            5.32
URUGUAY                                  5.07            5.07            5.07
URUGUAY MOBILE                           7.91            7.91            7.91
URUGUAY MONTEVIDEO                       2.93            2.93            2.93
USA                                      0.79            0.79            0.79
USA ALASKA                               2.06            2.06            2.06
USA HAWAII                               1.34            1.34            1.34
USA MOBILE                               0.79            0.79            0.79
UZBEKISTAN                               5.04            5.04            5.04
UZBEKISTAN MOBILE                        5.04            5.04            5.04
VANUATU                                 40.39           40.39           40.39
VANUATU MOBILE                          40.39           40.39           40.39
VANUATU AUDIOTEXT                          NA              NA              NA
VENEZUELA                                2.06            2.06            2.06
VENEZUELA CARACAS                        1.46            1.46            1.46
VENEZUELA MOBILE                         7.04            7.04            7.04
VIETNAM                                 12.76           12.76           12.76
VIETNAM HO CHI MINH CITY                12.76           12.76           12.76
VIETNAM MOBILE                          13.35           13.35           13.35
VIRGIN ISL UK                            7.67            7.67            7.67
VIRGIN ISL USA                           1.54            1.54            1.54
WAKE ISL                                   NA              NA              NA
WALLIS AND FUTUNA                       78.35           78.35           78.35
YEMEN                                    7.21            7.21            7.21
YEMEN MOBILE                            12.08           12.08           12.08
SERBIA                                   4.33            4.33            4.33
ZAIRE                                   13.58           13.58           13.58
ZAIRE KINSHASA                          14.18           14.18           14.18
ZAIRE MOBILE                            12.74           12.74           12.74
ZAMBIA                                   5.06            5.06            5.06
ZAMBIA MOBILE                            5.06            5.06            5.06
ZIMBABWE                                 3.23            3.23            3.23
ZIMBABWE HARARE                          3.23            3.23            3.23
ZIMBABWE MOBILE                          5.5             5.5             5.5
ZIMBABWE MOBILE ECONET                   5.5             5.5             5.5
THURAYA SATELLITE                          NA              NA              NA
UK MOBILE THREE                          8.25            8.25            8.25
Nigeria Mobile Lagos                    10.77           10.77           10.77
UK BAND P29                                NA              NA              NA

             COUNTRY
               NAME                        ITXC (20/05/04)

                                      STD      ECN        WND

UK BAND P30                           NA        NA         NA
UK BAND P32                           NA        NA         NA
UK BAND FF21                          NA        NA         NA
ACCESS STOV                           NA        NA         NA